Contribution Agreement

                           by and among

                    Palmetto MobileNet, L.P.,
                            PMN, Inc.,
                        CT Cellular, Inc.
                               and
                      Ellerbe Telephone Co.



                 Effective as of January 1, 1998



                        TABLE OF CONTENTS
                                                             Page

ARTICLE I   DEFINITIONS. . . . . . . . . . . . . . . . . . . .  2

ARTICLE II   ISSUANCE OF PARTNERSHIP UNITS
     Section 2.1    Contribution of CT Interests . . . . . . .  3
     Section 2.2    Contribution of Ellerbe Interests  . . . .  4
     Section 2.3    Issuance of Partnership Units  . . . . . .  4
     Section 2.4    "True Up" Distributions. . . . . . . . . .  4

ARTICLE III   ISSUANCE OF PMN SHARES
     Section 3.1    Transfer of Partnership Units. . . . . . .  4
     Section 3.2    Issuance of Stock. . . . . . . . . . . . .  4

ARTICLE IV   CLOSING
     Section 4.1    Time and Place of Closing. . . . . . . . .  5
     Section 4.2    Deliveries by CT . . . . . . . . . . . . .  5
     Section 4.3    Deliveries by Ellerbe. . . . . . . . . . .  6
     Section 4.4    Deliveries by the Partnership. . . . . . .  6
     Section 4.5    Deliveries by PMN. . . . . . . . . . . . .  7
     Section 4.6    Additional Deliveries by PMN, CT and Ellerbe7

ARTICLE V   REPRESENTATIONS AND WARRANTIES OF CT AND ELLERBE
     Section 5.1    Representations and Warranties of CT
               Regarding the CT Interests  . . . . . . . . . .  7
                    (a)  Title and Voting. . . . . . . . . . .  8
                    (b)  Effect of Transfer of CT Interests. .  8
     Section 5.2    Representations and Warranties of Ellerbe
               Regarding the Ellerbe Interest  . . . . . . . .  8
                    (a)  Title and Voting. . . . . . . . . . .  8
                    (b)  Effect of Transfer of Ellerbe Interest 8
     Section 5.3    Representations and Warranties of CT . . .  8
                    (a)  Title and Voting. . . . . . . . . . .  8
                    (b)  Effect of Transfer  . . . . . . . . .  8
                    (c)  Organization  . . . . . . . . . . . .  9
                    (d)  Capitalization. . . . . . . . . . . .  9
                    (e)  Company Subsidiaries. . . . . . . . .  9
                    (f)  Banks and Financial Institutions. . .  9
                    (g)  Financial Statements. . . . . . . . .  9
                    (h)  Good Standing and Authority . . . . .  9
                    (i)  Certain Contracts and Arrangements. . 10
                    (j)  Employment Matters. . . . . . . . . . 10
                    (k)  Accounts Receivable . . . . . . . . . 10
                                                             Page
     Section 5.4 Representations and Warranties of CT and Ellerbe Regarding Ellerbe-Concord
                    Company  . . . . . . . . . . . . . . . . . 11
                    (a)  Title and Voting. . . . . . . . . . . 11
                    (b)  Effect of Transfer  . . . . . . . . . 11
                    (c)  Organization  . . . . . . . . . . . . 11
                    (d)  Capitalization. . . . . . . . . . . . 11
                    (e)  Company Subsidiaries. . . . . . . . . 11
                    (f)  Banks and Financial Institutions. . . 11
                    (g)  Financial Statements. . . . . . . . . 12
                    (h)  Good Standing and Authority . . . . . 12
                    (i)  Certain Contracts and Arrangements. . 12
                    (j)  Employment Matters. . . . . . . . . . 12
                    (k)  Accounts Receivable . . . . . . . . . 13
     Section 5.5    Additional Representations and Warranties of
                    CT and Ellerbe . . . . . . . . . . . . . . 13
                    (a)  Consents and Approvals; No Violations 13
                    (b)  Delivery of Documents . . . . . . . . 14
                    (c)  Broker's or Finder's Fees . . . . . . 14
                    (d)  Due Authorization . . . . . . . . . . 14
     Section 5.6 Additional Representations of CT and Ellerbe with Respect to CT 15 LLC, CT 4/5 LLC, Ellerbe-Concord Company, NC RSA 15
                    Partnership, and NC RSA 4/5 Partnership. . 14
                    (a)  No Undisclosed Liabilities  . . . . . 14
                    (b)  Absence of Certain Changes or Events. 15
                    (c)  Books of Account. . . . . . . . . . . 15
                    (d)  Title and Related Matters . . . . . . 16
                    (e)  Legal Proceedings, etc. . . . . . . . 16
                    (f)  Insurance . . . . . . . . . . . . . . 16
                    (g)  Taxes . . . . . . . . . . . . . . . . 16
                    (h)  All Accounts Paid . . . . . . . . . . 17
                    (i)  Environmental Matters . . . . . . . . 17
                    (j)  Regulatory Licensure or Other Violation 17
                    (k)  Permits, Licenses and Other Legal
                         Requirements;
                         Compliance with Laws. . . . . . . . . 17
                    (l)  Documents Delivered . . . . . . . . . 17
                    (m)  Solvency. . . . . . . . . . . . . . . 17
                    (n)  Full Disclosure . . . . . . . . . . . 17

ARTICLE VI   REPRESENTATIONS AND WARRANTIES OF THE ISSUERS
     Section 6.1    Representations and Warranties of the
                    Partnership. . . . . . . . . . . . . . . . 18
                    (a)  Organization  . . . . . . . . . . . . 18
                    (b)  Capitalization  . . . . . . . . . . . 18
                    (c)  Partnership Subsidiaries. . . . . . . 18

                                                             Page

     Section 6.2    Representations and Warranties of PMN  . . 18
                    (a)  Organization. . . . . . . . . . . . . 18
                    (b)  Capitalization  . . . . . . . . . . . 19
                    (c)  PMN Subsidiaries. . . . . . . . . . . 19

     Section 6.3    Representations and Warranties of the
                    Partnership and PMN  . . . . . . . . . . . 19
                    (a)  Consents and Approvals; No Violations 19
                    (b)  Financial Statements  . . . . . . . . 20
                    (c)  No Undisclosed Liabilities  . . . . . 20
                    (d)  Absence of Certain Changes or Events. 20
                    (e)  Books of Account. . . . . . . . . . . 21
                    (f)  Title and Related Matters . . . . . . 21
                    (g)  Certain Contracts and Arrangements.   22
                    (h)  Legal Proceedings, etc. . . . . . . . 22
                    (i)  Insurance . . . . . . . . . . . . . . 22
                    (j)  Taxes . . . . . . . . . . . . . . . . 23
                    (k)  All Accounts Paid . . . . . . . . . . 23
                    (l)  Broker's or Finder's Fees . . . . . . 23
                    (m)  Employment Matters. . . . . . . . . . 23
                    (n)  Accounts Receivable . . . . . . . . . 25
                    (o)  OSHA  . . . . . . . . . . . . . . . . 26
                    (p)  Environmental Matters . . . . . . . . 26
                    (q)  Regulatory Licensure or Other Violation 26
                    (r)  Permits, Licenses and Other Legal
                         Requirements;
                         Compliance with Laws. . . . . . . . . 26
                    (s)  Documents Delivered . . . . . . . . . 26
                    (t)  Solvency. . . . . . . . . . . . . . . 26
                    (u)  Full Disclosure . . . . . . . . . . . 26
     Section 6.4    Representations of PMN and the Partnership
                    with Respect to the SC RSA Partnerships. . 27
                    (a)  No Undisclosed Liabilities. . . . . . 27
                    (b)  Absence of Certain Changes or Events. 27
                    (c)  Books of Account. . . . . . . . . . . 28
                    (d)  Title and Related Matters . . . . . . 28
                    (e)  Legal Proceedings, etc. . . . . . . . 28
                    (f)  Insurance . . . . . . . . . . . . . . 29
                    (g)  Taxes . . . . . . . . . . . . . . . . 29
                    (h)  All Accounts Paid . . . . . . . . . . 29
                    (i)  Accounts Receivable . . . . . . . . . 29
                    (j)  Environmental Matters . . . . . . . . 29
                    (k)  Regulatory Licensure or Other Violations 30

                                                             Page

                    (l)  Permits, Licenses, and Other Legal
                          Requirements; Compliance with Laws . 30
                    (m)  Documents Delivered . . . . . . . . . 30
                    (n)  Solvency. . . . . . . . . . . . . . . 30
                    (o)  Full Disclosure . . . . . . . . . . . 30

ARTICLE VII   COVENANTS OF THE PARTIES
     Section 7.1    Amendment to the Limited Partnership
                    Agreement. . . . . . . . . . . . . . . . . 30
     Section 7.2    Amendment to the Stockholders' Agreement . 31
     Section 7.3    Expenses . . . . . . . . . . . . . . . . . 31
     Section 7.4    Restatement of Partnership and Shareholder
                    Agreements . . . . . . . . . . . . . . . . 31
     Section 7.5    Further Assurances . . . . . . . . . . . . 31
     Section 7.6    Consents and Licenses. . . . . . . . . . . 32
     Section 7.7    Public Announcements . . . . . . . . . . . 32

ARTICLE VIII   CLOSING CONDITIONS
     Section 8.1    Conditions to the Obligations of CT and
                    Ellerbe. . . . . . . . . . . . . . . . . . 32
     Section 8.2    Conditions to the Obligations of the Issuers 33

ARTICLE IX   TERMINATION
     Section 9.1    Termination. . . . . . . . . . . . . . . . 34
     Section 9.2    Procedure and Effect of Termination. . . . 34

ARTICLE X   INDEMNIFICATION
     Section 10.1   Definition of Indemnified Party. . . . . . 35
     Section 10.2   Indemnification by Parties . . . . . . . . 35
     Section 10.3   Defense of Action. . . . . . . . . . . . . 35

ARTICLE XI   MISCELLANEOUS PROVISIONS
     Section 11.1   Amendment and Modification . . . . . . . . 36
     Section 11.2   Waiver of Compliance; Consents . . . . . . 36
     Section 11.3   Investigations; Survival of Representations
                    and Warranties . . . . . . . . . . . . . . 36
     Section 11.4   Notices. . . . . . . . . . . . . . . . . . 36
     Section 11.5   Assignment . . . . . . . . . . . . . . . . 37
     Section 11.6   Governing Law. . . . . . . . . . . . . . . 37
     Section 11.7   Counterparts . . . . . . . . . . . . . . . 38
     Section 11.8   Interpretation . . . . . . . . . . . . . . 38
     Section 11.9   Entire Agreement . . . . . . . . . . . . . 38
     Section 11.10  Severability . . . . . . . . . . . . . . . 38

EXHIBITS

     2.1       CT Assignment Agreement
     2.2       Ellerbe Assignment Agreement
     2.4       Units Owned and Amount of Payment
     4.2(c)    Certification Signature Page (CT Cellular, Inc.)
     4.2(g)    Waiver and Release (CT Cellular, Inc.)
     4.3(c)    Certification Signature Page (Ellerbe Telephone Company)
     4.3(g)    Waiver and Release (Ellerbe-Concord Company)
     5.3(f)    Names and Locations of all CT LLC Bank Accounts
               and Safe Deposit Boxes and all Authorized Persons
     5.3(g)    Financial Statements for CT LLC
     5.3(i)    List of all CT LLC Material Contracts
     5.4(f)    Names and Locations of all Ellerbe-Concord Company
               Bank Accounts and Safe Deposit Boxes and all Authorized
               Persons
     5.4(g)    Financial Statements for Ellerbe-Concord Company
     5.4(i)    List of all Ellerbe-Concord Company Material Contracts
     5.5(a)    Approval of the Federal Communications Commission
     5.6(a)    Undisclosed Liabilities of CT LLC and Ellerbe
     5.6(b)    Absence of Certain Changes or Events (CT LLC and Ellerbe)
     5.6(k)    Permits, Licenses and Other Legal Requirements; Compliance
               with Laws (CT/Ellerbe)
     6.1(b)    List of Partnership Units (MobileNet)
     6.2(b)    List of Shares (PMN)
     6.3(a)    Consents and Approvals; No Violations (PMN
               and Palmetto MobileNet)
     6.3(b)    Financial Statements for PMN and Palmetto
               MobileNet for the Years Ended Sept. 30, 1997,
               Dec. 31, 1996 and 1995
     6.3(c)    Undisclosed Liabilities (Palmetto Mobile and PMN)
     6.3(d)    Absence of Certain Changes or Events
               (Palmetto Mobilenet and PMN)
     6.3(f)    Title and Related Matters (Palmetto MobileNet)
     6.3(g)    List of Contracts and Arrangements (Palmetto
               MobileNet and PMN)
     6.3(i)    List of Insurance Policies (Palmetto
               MobileNet and PMN)
     6.3(j)    Taxes
     6.3(m)(iii)    List of all Employees of PMN
     6.3(m)(iv)     List of all Plans, Contracts, Agreements,
                    Practices, Policies or Arrangements that
                    Provide for any Stock Bonuses or Employee
                    Bonuses or Benefits (PMN)
     6.3(r)         Approvals, Authorizations, Licenses and
                    Permits (Palmetto MobileNet and PMN)
     6.4(a)         Undisclosed Liabilities of Palmetto MobileNet
                    and PMN Regarding the RSA Partnerships
     6.4(b)         Absence of Certain Changes or Events
                    (Palmetto MobileNet and PMN Regarding the RSA
                    Partnerships)
     6.4(c)         Book of Accounts
     6.4(l)         Permits, Licenses, and other Legal
                    Requirements; Compliance with Laws (Palmetto
                    MobileNet)
     7.4            Special Committee Issues
     8.1(d)         Form of Officer's Certificate Regarding
                    Performance and Compliance
     8.2(b)         Resignations of CT LLC Managers
     8.2(e)         Form of Officer's Certificate Regarding
                    Representations and Warranties



                      CONTRIBUTION AGREEMENT

     THIS CONTRIBUTION AGREEMENT, to be effective as of January 1, 1998 (the "Agreement"), is entered into by and among Palmetto MobileNet, L. P. a South Carolina limited partnership (the "Partnership"), PMN, Inc., a South Carolina corporation which is the sole general partnership of the Partnership ("PMN"), (collectively the Partnership and PMN are the "Issuers" or individually, an "Issuer"), CT Cellular, Inc., a North Carolina corporation ("CT"), and Ellerbe Telephone Co., a North Carolina corporation ("Ellerbe").
                       W I T N E S E T H :

     WHEREAS, CT is the owner of all the issued and outstanding membership interests (the "CT 15 LLC Interest") of CT Cellular Holdings 15, L.L.C. ("CT 15 LLC"), a Delaware limited liability company which owns, as its principal asset, a 50% general partnership interest in a North Carolina general partnership licensed to provide cellular telephone service in North Carolina RSA 15 ("NC RSA 15 Partnership");

     WHEREAS, CT is the owner of all the issued and outstanding membership interests (the "CT 4/5 LLC Interest") of CT Cellular Holdings 4/5, L.L.C. ("CT 4/5 LLC"), a Delaware limited liability company which owns, as its principal asset, a 49% general partnership interest in the Ellerbe-Concord Cellular Company (the "Ellerbe-Concord Company"), which holds a 50% general partnership interest in a general partnership licensed to provide cellular telephone service in North Carolina RSA 4/5 ("NC RSA 4/5 Partnership");

     WHEREAS, Ellerbe is the owner of a 51% general partnership interest in the Ellerbe-Concord Company (the "Ellerbe Interest");

     WHEREAS, the Partnership owns, among other assets, a 50% general partnership interest in eight general partnerships, each of which is licensed to provide cellular telephone service in a separate rural services area in South Carolina ("SC RSA
Partnerships");

     WHEREAS, the Partnership, Ellerbe and CT desire to combine their interests in order to achieve better economies of scale and to diversify their investments;

     WHEREAS, pursuant to the terms of this Agreement, CT will contribute the CT 15 LLC Interest and the CT 4/5 LLC Interest, and Ellerbe will contribute the Ellerbe Interest, to the Partnership in exchange for limited partner interests in the Partnership and will transfer certain of those interests to PMN in exchange for shares of the common stock of PMN, all upon the terms and conditions set forth herein; and

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties, and agreements herein contained, and intending to be legally bound, the parties hereto agree as follows:

                     ARTICLE I   DEFINITIONS

     As used in this Agreement or any of the Exhibits, the following terms shall have the following meanings (with terms defined in the singular to include the plural and vice versa):

     "Affiliate" of any Person shall mean any other Person who controls, is controlled by, or is under common control with, such Person.

     "Associate" of a Person shall mean (1) a corporation or organization (other than the Company) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities,
(2) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity, or (3) any relative or spouse of such Person (or any relative of such spouse) who has the same home as such Person.

     "Balance Sheet" shall mean the balance sheet of any entity as of September 30, 1997 (together with its notes and supporting schedules).

     "Basic Documents" shall mean this Agreement and each other agreement, certificate, or instrument executed and delivered or required to be executed and delivered pursuant to this Agreement.

     "Business Day" shall mean any day that is not a Saturday, a Sunday, or a day on which banks in Columbia, South Carolina are authorized or required by law to close.

     "Closing" shall mean the closing of the transactions contemplated by this Agreement.

     "Closing Date" shall mean the date on which the Closing occurs.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor thereto.

     "CT Interests" shall mean the CT 15 LLC Interest and the CT
4/5 LLC Interest.

     "Encumbrances" shall mean all security interests, liens, pledges, claims, charges, escrows, encumbrances, encroachments, rights of first refusal, mortgages, indentures, easements, licenses, restrictions or other covenants, agreements, understandings, obligations, defects, or irregularities affecting title to any assets, but excluding any rights or obligations created or arising under the terms of the partnership agreements and any amendments thereto identified on Exhibits 1(a), (b), or
(c).

     "Environmental Laws" shall mean all federal, state, and local laws and regulations relating to the protection of the environment, including, without limitation, those respecting hazardous materials.

     "ERISA" shall mean the Employee Retirement Income Security
Act of 1974, as amended, or any successor thereto.

     "Exhibits" shall mean the exhibits hereto, which are incorporated into and made a part of this Agreement.

     "Limited Partnership Agreement" shall mean the Limited
Partnership Agreement of the Partnership, as described in Section
6.1 hereof.

     "Partnership Units" shall mean units representing a partner's interest in the Partnership, including but not limited to such partner's share of the Partnership's income, loss and voting interest.

     "Person" shall include an individual, a partnership, a limited liability company, a joint venture, a professional association, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, or any other entity.

     "PMN Closing" shall mean the issuance of the shares by PMN as contemplated by this Agreement which shall occur no later than two days after the Closing.

     "Stockholders' Agreement" shall mean the Stockholders'
Agreement of PMN, as described in Section 6.2 hereof.

     "Taxes" shall mean all taxes, charges, fees, levies, or other assessments, including, without limitation, income, excise, property, sales, and franchise taxes, imposed by the United States or any state, county, local, or foreign government or subdivision or agency thereof, including any interest, penalties, or additions attributable thereto.

           ARTICLE II   ISSUANCE OF PARTNERSHIP UNITS

     Section 2.1 Contribution of CT Interests. At the Closing, upon the terms and subject to the conditions of this Agreement, in reliance upon the agreements, representations and warranties of the Partnership and PMN contained herein, and in consideration of the issuance and delivery of the Partnership Units set forth herein, CT will assign, transfer and deliver to the Partnership, free and clear of all Encumbrances, and the Partnership will accept from CT, all of CT's right, title and interest to the CT Interests, as a contribution to the capital of the Partnership. The transfer, assignment, and conveyance of the CT Interests shall be made by the delivery by CT at the Closing of a duly executed Assignment Agreement in substantially the form attached hereto as Exhibit 2.1 (the "CT Assignment Agreement"), and such other documents of assignment, transfer, and conveyance as the Partnership reasonably may request.

     Section 2.2 Contribution of Ellerbe Interests. At the Closing, upon the terms and subject to the conditions of this Agreement, in reliance upon the agreements, representations and warranties of the Partnership and PMN contained herein, and in consideration of the issuance and delivery of the Partnership Units set forth herein, Ellerbe will assign, transfer and deliver to the Partnership, free and clear of all Encumbrances, and the Partnership will accept from Ellerbe, all of Ellerbe's right, title and interest to the Ellerbe Interest, as a contribution to the capital of the Partnership. The transfer, assignment, and conveyance of the Ellerbe Interest shall be made by the delivery by Ellerbe at the Closing of a duly executed Assignment Agreement in substantially the form attached hereto as Exhibit 2.2 (the "Ellerbe Assignment Agreement") and such other documents of assignment, transfer, and conveyance as the Partnership reasonably may request.

     Section 2.3 Issuance of Partnership Units. At the Closing upon the terms and subject to the conditions contained in this Agreement, in reliance upon the agreements, representations and warranties of CT and Ellerbe contained herein, and in consideration of the aforesaid contribution, of the CT Interests and the Ellerbe Interest, the Partnership will issue 25,070 Partnership Units to CT and 3,260 Partnership Units to Ellerbe, and CT and Ellerbe shall be admitted to the Partnership as limited partners. The Partnership Units to be issued and delivered pursuant to the terms of this Agreement, when issued as contemplated hereby, shall be duly authorized, validly issued, and fully paid.

     Section 2.4 "True Up" Distributions. At the Closing, the Partnership shall make cash contributions to CT and Ellerbe representing the additional distributions the parties estimate CT and Ellerbe would have received if the transactions contemplated by this Agreement had occurred on January 1, 1997 (the date of the appraisals on which these transactions are based) by delivering to each of CT and Ellerbe a check in the amount set forth opposite such person's name in the last column of Exhibit 2.4.

              ARTICLE III    ISSUANCE OF PMN SHARES

     Section 3.1 Transfer of Partnership Units . Immediately after the Closing, CT and Ellerbe will sell, assign, transfer and deliver to PMN and PMN will accept and purchase from CT and Ellerbe twenty Partnership Units from CT and ten Partnership Units from Ellerbe. The sale, transfer, assignment, and conveyance of the Units shall be made by the delivery by CT and Ellerbe at the PMN Closing of certificates representing the Partnership Units duly endorsed for transfer or accompanied by duly executed documents of assignment, transfer, and conveyance as PMN may request.

     Section 3.2 Issuance of Stock. In consideration of the aforesaid sale, assignment, transfer and delivery of the Partnership Units, PMN will cause to be issued and delivered to CT as payment for the Partnership Units 25,200 shares of PMN common stock, par value $1.00 per share (the "CT Shares"). In consideration of the aforesaid sale, assignment, transfer and delivery of the Partnership Units, PMN will cause to be issued and delivered to Ellerbe as payment for the Partnership Units 3,285 shares of PMN common stock, par value $1.00 per share (the "Ellerbe Shares" and, together with the CT Shares, the "PMN Shares"). The PMN Shares to be issued and delivered pursuant to the terms of this Agreement, when issued as contemplated hereby shall be duly authorized, validly issued, fully paid and nonassessable. The sale, transfer, assignment, and conveyance of the PMN Shares shall be made by the delivery to CT and Ellerbe at the Closing of certificates representing the PMN Shares.

                      ARTICLE IV   CLOSING

     Section 4.1 Time and Place of Closing. Upon the terms and subject to the conditions contained in this Agreement, the Closing shall take place at the Columbia, South Carolina offices of McNair Law Firm, P.A., at 10:00 a.m. (local time) within two days after the satisfaction of the conditions set forth in
Article VIII, or at such other place or later time as the parties may agree. All actions taken and documents delivered at the Closing shall be deemed to have been taken and executed simultaneously, and no action shall be deemed taken or any document delivered until all have been taken and delivered.

     Section 4.2 Deliveries by CT. At the Closing, CT shall deliver the following to the Partnership (unless waived by the Partnership);

          (a) a legal opinion of CT's attorney as may be reasonably required by the Partnership and its counsel;

          (b)  the CT Assignment of Interest (the "CT
Assignment") duly executed by CT and any other documents that are necessary to transfer to the Partnership good title to the CT
Interests;

          (c)  the Certification Signature Page to the Limited
Partnership Agreement substantially in the form of Exhibit
4.2(c);

          (d)  [reserved]

          (e) any and all ledgers, minute books, and records of CT 15 LLC and CT 4/5 LLC;

          (f)  the certificates contemplated by Section 8.2(e);

          (g)  a waiver and release substantially in the form of
Exhibit 4.2(g);

          (h)  the Balance Sheets of CT 15 LLC, CT 4/5 LLC, and
NC RSA 15 Partnership; and

          (i) such certificates and other documents as the Partnership and its counsel may reasonably require to evidence the receipt by CT of all necessary consents, authorizations, and approvals for the consummation of the transactions contemplated hereby.

     Section 4.3    Deliveries by Ellerbe.  At the Closing,
Ellerbe shall deliver the following to the Partnership (unless waived by the Partnership);

          (a) a legal opinion of the Ellerbe's attorney as may be reasonably required by the Partnership or its counsel;

          (b)  the Ellerbe of Interest (the "Ellerbe Assignment")
Agreement duly executed by Ellerbe and any other documents that are necessary to transfer to the Partnership good title to the Ellerbe Interest;

          (c)  the Certification Signature Page to the Limited
Partnership Agreement substantially in the form of Exhibit
4.3(c);

          (d)  [reserved]

          (e) any and all ledgers, minute books, and records of the Ellerbe Partnership;
          (f)  the certificates contemplated by Section 8.2(e);

          (g)  a waiver and release substantially in the form of
Exhibit 4.3(g);

          (h)  the Balance Sheet of Ellerbe-Concord Company and
NC RSA 4/5 Partnership; and

          (i) such certificates and other documents as the Partnership and its counsel may reasonably require to evidence the receipt by Ellerbe of all necessary consents, authorizations, and approvals for the consummation of the transactions contemplated hereby.

     Section 4.4    Deliveries by the Partnership.  At the
Closing, the Partnership shall deliver the following to each of CT and Ellerbe (unless waived by them);

          (a) a legal opinion of the Partnership's attorney as may be reasonably required by CT, Ellerbe, or their counsel;

          (b) a certificate representing the number of Partnership Units to be issued to each of them at the Closing pursuant to Section 2.3 and accompanied by any other documents that are necessary to transfer to each of them good title to the Partnership Units it is acquiring hereunder;

          (c)  a check payable to it as provided in Section 2.4;

          (d)  the certificate contemplated by Section 8.1(c);

          (e) certified copies of (i) the Second Amendment of the Limited Partnership Agreement of the Partnership, (ii) the Third Amendment of the Limited Partnership Agreement, (iii) a resolution of the board of directors of PMN, in its capacity as the General Partner of the Partnership, approving the transactions contemplated hereby and (iv) the written consent of the Partners approving the transaction contemplated hereby;

          (f) the Balance Sheets of the Partnership and each of the SC RSA Partnerships; and

          (g) such certificates and other documents as CT and Ellerbe and their counsel may reasonably require to evidence the receipt by the Partnership of all necessary consents, authorizations, and approvals for the consummation of the transactions contemplated hereby.

     Section 4.5    Deliveries by PMN .   At the PMN Closing, PMN
shall deliver the following to each of CT and Ellerbe (unless waived by them);

          (a) a legal opinion of PMN's attorney as may be reasonably required by the Partnership or its counsel;

          (b)  the certificate contemplated by Section 8.1(c);

          (c) certified copies of (i) the Second Amendment of the Stockholders' Agreement of PMN, and (ii) a resolution of the board of directors of PMN approving the transactions contemplated hereby;

          (d)  the Balance Sheet of PMN; and

          (e) such certificates and other documents as CT and Ellerbe and their counsel may reasonably require to evidence the receipt by PMN of all necessary consents, authorizations, and approvals for the consummation of the transactions contemplated hereby.

     Section 4.6 Deliveries by PMN, CT and Ellerbe. At the PMN Closing, PMN shall deliver to each of CT and Ellerbe (a) a certificate representing the number of PMN Shares to be issued to CT or Ellerbe (as the case may be) pursuant to Section 3.2 and accompanied by any other documents that are necessary to transfer to it good title to the PMN Shares; and (b) each of CT and Ellerbe shall deliver to PMN (unless waived by PMN) (i) the certificates representing the Partnership Units to be transferred to PMN pursuant to Section 3.1 duly endorsed for transfer or accompanied by any other documents that are necessary to transfer to the PMN good title to such Partnership Units; and (ii) the Signature Page to the Stockholders' Agreement substantially in the form of Exhibit 4.6;

ARTICLE V   REPRESENTATIONS AND WARRANTIES OF CT AND ELLERBE

     Section 5.1    Representations and Warranties of CT
Regarding the CT Interests. CT individually represents and warrants to the Partnership that:

          (a)  Title and Voting.
               CT is the sole record and beneficial owner of all of the outstanding CT Interests free and clear of all (i) voting trust and other arrangements that require or permit any of the CT Interests to be voted by or at the discretion of anyone other than CT and (ii) Encumbrances.

          (b)  Effect of Transfer of CT Interests.
               Upon consummation of the transactions contemplated hereby, CT will have transferred to the Partnership all of the outstanding CT Interests, free and clear of all Encumbrances other than such Encumbrances as have been or may be created pursuant to this Agreement.

     Section 5.2    Representations and Warranties of Ellerbe
Regarding the Ellerbe Interest. Ellerbe represents and warrants to the Partnership that:

          (a)  Title and Voting.
               Ellerbe is the sole record and beneficial owner of the Ellerbe Interest free and clear of all (i) voting trust and other arrangements that require or permit any of the interests in the Ellerbe-Concord Company owned by Ellerbe to be voted by or at the discretion of anyone other than Ellerbe and (ii) Encumbrances.

          (b)  Effect of Transfer of Ellerbe Interest.
               Upon consummation of the transactions contemplated hereby, Ellerbe will have transferred to the Partnership all of Ellerbe's interest in the Ellerbe-Concord Company, free and clear of all Encumbrances other than such Encumbrances as have been or may be created pursuant to this Agreement.

     Section 5.3 Representations and Warranties of CT. CT represents and warrants to the Partnership that:

          (a)  Title and Voting.
               CT 15 LLC is the sole record and beneficial owner of the 50% general partnership interest in NC RSA 15 Partnership held by it and CT 4/5 LLC is the sole record and beneficial owner of the 49% interest in the Ellerbe-Concord Company held by it, free and clear of all (i) voting trust and other arrangements that require or permit any of the partnership interests owned by it to be voted by or at the discretion of anyone other than it and (ii) Encumbrances.

          (b)  Effect of Transfer.
               Upon consummation of the transactions contemplated hereby, the interest of CT 15 LLC in the NC RSA 15 Partnership and the interest of CT 4/5 LLC in the Ellerbe-Concord Company will be free and clear of all Encumbrances other than such Encumbrances as have been or may be created pursuant to this Agreement.

          (c)  Organization.
               Each of CT 15 LLC and CT 4/5 LLC is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware. Complete and correct copies of the Operating Agreement, as currently in effect, of each of CT 15 LLC and CT 4/5 LLC have been delivered to the Partnership. All actions and transactions requiring approval or other action by their respective managers or members have been duly authorized or ratified as necessary.

          (d)  Capitalization.
     CT is the owner of all the outstanding membership interests of CT 15 LLC and CT 4/5 LLC, and all such interests have been duly authorized and are validly issued, fully paid and nonassessable. There are not, and at the Closing Date there will not be, outstanding (i) any options, warrants, or other rights with respect to the membership interests of CT 15 LLC or CT 4/5 LLC, (ii) any securities convertible into or exchangeable for shares of such membership interests, or (iii) any other commitments of any kind for the issuance of additional membership interests or options, warrants, or other securities of CT 15 LLC or CT 4/5 LLC.

          (e)  Company Subsidiaries.
               CT 15 LLC and CT 4/5 LLC have no subsidiaries.

          (f)  Banks and Financial Institutions.
               The names and locations of all banks and other financial institutions at which the CT 15 LLC and CT 4/5 LLC have any accounts or safe deposit boxes, the numbers of such accounts, and the names of all persons authorized to draw thereon or have access thereto are set forth on Exhibit 5.3(f).

          (g)  Financial Statements.
               Attached as Exhibit 5.3(g) are the balance sheets of CT 15 LLC and CT 4/5 LLC for the nine months ended September 30, 1997. The balance sheets referred to in this Section presents, and any financial statements of either the CT 15 LLC or CT 4/5 LLC delivered to the Issuers will present, fairly in all material respects the financial position of such entities as of their respective dates and the results of its operations and its cash flows for the periods then ended, all in conformity with generally accepted accounting principles applied on a consistent basis, and do not and will not include or omit to state any fact which renders such financial statements misleading.

          (h)  Good Standing and Authority.
               Neither CT 15 LLC nor CT 4/5 LLC (i) has any offices in any state other than Delaware and North Carolina, (ii) owns or leases any property in any state other than Delaware and North Carolina, or (iii) is required to qualify to do business in any state other than Delaware and North Carolina. Each of CT 15 LLC and CT 4/5 LLC has full power and authority to carry on its business as it is now conducted and as it was conducted in the past and is entitled to own, lease, or operate all of its properties and assets in all places where such properties and assets are now or have been owned, leased, or operated. Each of CT 15 LLC and CT 4/5 LLC has full power and authority to carry on its business as it is now conducted and as it was conducted in the past and is entitled to own, lease, or operate all of its properties and assets in all places where such properties and assets are now or have been owned, leased, or operated.

          (i)  Certain Contracts and Arrangements.
               Exhibit 5.3(i) sets forth a list of all material contracts of CT 15 LLC and CT 4/5 LLC. Except as set forth in
Exhibit 5.3(i), CT 15 LLC and CT 4/5 LLC are not parties to any
(i) power of attorney (whether revocable or irrevocable) given to any person for any purpose whatsoever, (ii) agreement to lease real or personal property, whether as lessor or lessee, or (iii) guarantee or indemnity or other contract, agreement, undertaking, or arrangement, whether oral, written, or implied, that involves payments by or to CT 15 LLC or CT 4/5 LLC of more than $1,000 in the aggregate or that is not terminable by CT 15 LLC or CT 4/5 LLC on 30 or fewer days' notice at any time without penalty. There is not, under any of the agreements or instruments listed on Exhibit 5.3(i), any existing default, event of default, or other event that would constitute (with or without notice or lapse of time or otherwise) a default or event of default on the part of CT 15 LLC or CT 4/5 LLC; no default, event of default, or other event that would constitute (with or without notice or lapse of time or otherwise) a default or event of default by any other party thereto is known or claimed by CT 15 LLC or CT 4/5 LLC to exist; and consummation of the transactions contemplated hereby will not violate or otherwise constitute a breach of any such agreements.

          (j)  Employment Matters.

               (i) CT 15 LLC and CT 4/5 LLC have no employees now and never have had any employees. CT 15 LLC and CT 4/5 LLC are not now, and never have been, parties to any union contract or collective bargaining agreement with any labor union or other association of employees.

               (ii) CT 15 LLC and CT 4/5 LLC are not, and as of the Closing will not be, obligated or liable, pursuant to any plan, contract, agreement, arrangement, understanding, applicable law or judgment, or otherwise, for the payment of any benefits pursuant to any employee benefit plan as defined in Section 3(3) of ERISA.

               (iii)     CT 15 LLC and CT 4/5 LLC do not
contribute, and have not contributed and are not obligated to contribute, to any multiemployer plan within the meaning of
Section 3(37) of ERISA.

               (iv) CT 15 LLC and CT 4/5 LLC have no current plans that provide, and no projected liability in respect of, post-retirement health and medical benefits.

          (k)  Accounts Receivable.
               Any accounts receivable as shown on the Balance Sheet of CT 15 LLC or CT 4/5 LLC represent valid obligations arising in the ordinary course of business. As of the Closing Date, the accounts receivable net of applicable reserves will be collectible in the ordinary course of business. There is no contest, claim, or right of set-off contained in any agreement with any maker of an account receivable relating to the amount or validity of such account receivable.

     Section 5.4    Representations and Warranties of CT and
Ellerbe Regarding Ellerbe-Concord Company. CT and Ellerbe represent and warrant to the Partnership that:

          (a)  Title and Voting.
               Ellerbe-Concord Company is the sole record and beneficial owner of the 50% general partnership interests in NC RSA 4/5 Partnership held by it, free and clear of all (i) voting trust and other arrangements that require or permit such interests to be voted by or at the discretion of anyone other than Ellerbe-Concord Company and (ii) Encumbrances.

          (b)  Effect of Transfer.
               Upon consummation of the transactions contemplated hereby, Ellerbe-Concord Company's interest in the NC RSA 4/5 Partnership will be free and clear of all Encumbrances other than such Encumbrances as have been or may be created pursuant to this Agreement.

          (c)  Organization.
               Ellerbe-Concord Company is a general partnership duly organized, validly existing, and in good standing under the laws of the State of North Carolina. Complete and correct copies of the Partnership Agreement, as currently in effect, of Ellerbe-Concord Company have been delivered to the Partnership. All actions and transactions requiring approval or other action by the partners of Ellerbe-Concord Company have been duly authorized or ratified as necessary.

          (d)  Capitalization.
               Ellerbe-Concord Company has two partners, CT 4/5 LLC and Ellerbe. There are not, and at the Closing Date there will not be, outstanding (i) any options, warrants, or other rights with respect to Ellerbe-Concord Company (ii) any securities convertible into or exchangeable for interests in such partnership, or (iii) any other commitments of any kind for the issuance of additional interests or options, warrants, or other securities of Ellerbe Partnership.

          (e)  Company Subsidiaries.
               Ellerbe-Concord Company has no subsidiaries.

          (f)  Banks and Financial Institutions.
               The names and locations of all banks and other financial institutions at which Ellerbe-Concord Company has any accounts or safe deposit boxes, the numbers of such accounts, and the names of all persons authorized to draw thereon or have access thereto are set forth on Exhibit 5.4(f).

          (g)  Financial Statements.
               Attached as Exhibit 5.4(g) is the balance sheet of Ellerbe-Concord Company for nine months ended September 30, 1997. The balance sheet referred to in this Section presents, and any financial statements of Ellerbe-Concord Company delivered to the Partnership will present, fairly in all material respects the financial position of Ellerbe-Concord Company as of their respective dates and the results of Ellerbe-Concord Company's operations and its cash flows for the periods then ended, all in conformity with generally accepted accounting principles applied on a consistent basis, and do not and will not include or omit to state any fact which renders such financial statements misleading.

          (h)  Good Standing and Authority .
       Ellerbe-Concord Company (i) has no employees and no offices in any state other than North Carolina, (ii) does not own or lease any property in any state other than North Carolina, and
(iii) is not required to qualify to do business in any state other than North Carolina. Ellerbe-Concord Company has full power and authority to carry on its business as it is now conducted and as it was conducted in the past and is entitled to own, lease, or operate all of its properties and assets in all places where such properties and assets are now or have been owned, leased, or operated.

          (i)  Certain Contracts and Arrangements.
               Exhibit 5.4(i) sets forth a list of all material contracts of Ellerbe-Concord Company. Except as set forth in
Exhibit 5.4(i), Ellerbe-Concord Company is not a party to any (i) power of attorney (whether revocable or irrevocable) given to any person for any purpose whatsoever, (ii) agreement to lease real or personal property, whether as lessor or lessee, or (iii) guarantee or indemnity or other contract, agreement, undertaking, or arrangement, whether oral, written, or implied, that involves payments by or to Ellerbe-Concord Company of more than $1,000 in the aggregate or that is not terminable by Ellerbe-Concord Company on 30 or fewer days' notice at any time without penalty. There is not, under any of the agreements or instruments listed on Exhibit 5.4(i), any existing default, event of default, or other event that would constitute (with or without notice or lapse of time or otherwise) a default or event of default on the part of Ellerbe-Concord Company; no default, event of default, or event that would constitute (with or without notice or lapse of time or otherwise) a default or event of default by any other party thereto is known or claimed by Ellerbe-Concord Company to exist; and consummation of the transactions contemplated hereby will not violate or otherwise constitute a breach of any such agreements.

          (j)  Employment Matters.

               (i) Ellerbe-Concord Company has no employees now and never has had an employee. Ellerbe-Concord Company is not now, and never has been, a party to any union contract or collective bargaining agreement with any labor union or other association of employees.

               (ii) Ellerbe-Concord Company is not, and as of the Closing will not be, obligated or liable, pursuant to any plan, contract, agreement, arrangement, understanding, applicable law or judgment, or otherwise, for the payment of any benefits pursuant to any employee benefit plan as defined in Section 3(3) of ERISA.

               (iii)     Ellerbe-Concord Company does not
contribute, and has not contributed and is not obligated to contribute, to any multiemployer plan within the meaning of
Section 3(37) of ERISA.

               (iv) Ellerbe-Concord Company has no current plans that provide, and no projected liability in respect of, post-retirement health and medical benefits.

          (k)  Accounts Receivable.
               Any accounts receivable as shown on the balance sheet of the Ellerbe-Concord Company represent valid obligations arising in the ordinary course of business. As of the Closing Date, the accounts receivable net of applicable reserves will be collectible in the ordinary course of business. There is no contest, claim, or right of set-off contained in any agreement with any maker of an account receivable relating to the amount or validity of such account receivable.

     Section 5.5    Additional Representations and Warranties of
CT and Ellerbe. Each of CT and Ellerbe individually and severally (but not jointly) represents and warrants to each Issuer that:

          (a)  Consents and Approvals; No Violations.
               Except as disclosed on Exhibit 5.5(a), neither the execution or delivery by it of this Agreement or any of the other Basic Documents nor the performance by it of the terms hereof or thereof nor the consummation of the transactions contemplated hereby or thereby (i) requires any notice, consent, or approval under, or has resulted or will result (with or without notice, lapse of time, or otherwise) in a breach of the terms or conditions of, a default under, a conflict with, or the acceleration of (or the creation in any Person of any right to cause the acceleration of) any performance or any increase in any payment required by, or the termination, suspension, modification, impairment, or forfeiture (or the creation in any Person of any right to cause the termination, suspension, modification, impairment, or forfeiture) of any rights or privileges of it under, any material agreement, instrument, undertaking, judgment, award, regulatory or other restriction, or obligation to which it, any of its ownership interests, or any of its properties, assets, or business may be bound or affected;
(ii) has resulted or will result (with or without notice, lapse of time, or otherwise) in the creation, imposition or foreclosure of, or right to exercise or foreclose any Encumbrance of any nature whatsoever upon or in any of its ownership interests;
(iii) conflicts or will conflict with any requirement of law applicable to it or by which it or any of such its ownership interests may be bound or affected; or (iv) requires it to make any filing with, give any notice to, or obtain any permit, authorization, consent, or approval of, any Person which will not have been obtained by the Closing.

          (b)  Delivery of Documents.

               (1) This Agreement has been, and at or prior to the Closing each of the other Basic Documents to which it is a party will have been, duly executed and delivered by it.

               (2) This Agreement constitutes, and each of the other Basic Documents to which it is a party when executed and delivered by it will constitute, a legal, valid, and binding obligation of it, enforceable against it in accordance with its terms.

          (c)  Broker's or Finder's Fees.
               No agent, broker, or other Person acting on its behalf is or will be entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Affiliate of any of the parties hereto, in connection with any of the transactions contemplated hereby.

          (d)  Due Authorization.
               It has full legal capacity, right, power, and authority to enter into, deliver, and perform this Agreement and each of the other Basic Documents to which it is or is intended to be a party or which it has or is required to deliver pursuant hereto and to consummate the transactions contemplated hereby or thereby.

     Section 5.6 Additional Representations of CT and Ellerbe with Respect to CT 15 LLC, CT 4/5 LLC, Ellerbe-Concord Company,
NC RSA 15 Partnership, and NC RSA 4/5 Partnership.

     For purposes of the representations and warranties of CT in this Section 5.6 references to the Company shall be deemed to refer to CT 15 LLC, CT 4/5 LLC, NC RSA 15 Partnership and NC RSA 4/5 Partnership. For purposes of the representations and warranties of Ellerbe in this Section 5.6 references to the Company shall be deemed to refer to Ellerbe-Concord Company and NC RSA 4/5 Partnership. In addition, the representations and warranties by both CT and Ellerbe with respect to NC RSA 15 Partnership and NC RSA 4/5 Partnership shall be limited to their actual knowledge with respect to such partnerships. Subject to the foregoing, each of CT and Ellerbe severally, but not jointly, represents and warrants to each Issuer as follows:

          (a)  No Undisclosed Liabilities.
               Except as set forth in Exhibit 5.6(a), the Company has no liability or obligation of any nature whatsoever (whether secured or unsecured, absolute, accrued, contingent, or otherwise, and whether due or to become due), except (i) as and to the extent accrued or reserved against in the Balance Sheet of such Company or disclosed in the notes thereto or (ii) debts, liabilities, and obligations arising after the date of the Balance Sheet of such Company in the ordinary course of business.

          (b)  Absence of Certain Changes or Events.
               Except as set forth in Exhibit 5.6(b), since the date of the Balance Sheet of such Company there has not been (i) any change in the business, operations, condition (financial or other), properties or assets, liabilities, results of operations, or prospects of the Company or in the value of its ownership interests other than changes in the ordinary course of business, none of which, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect on the business, operations, condition (financial or other), properties or assets, liabilities, results of operations, or prospects of the Company or in the value of such interests; (ii) any issuance or authorization of any issuance of any security of the Company or any declaration, setting aside, or payment of any dividend or other distribution (whether in cash, stock, property, or any combination thereof) in respect of or any other security of the Company, or any redemption or other acquisition by the Company of or any other security of the Company; (iii) any material damage, destruction, or casualty loss of any of the Company's properties or assets, whether covered by insurance or not; (iv) any increase in the amount or rate or change in the terms of compensation payable or to become payable by the Company to any of its directors, officers, agents, or employees or any increase in the amount or rate or change in the terms of any bonus, insurance, pension, or other employee benefit plan, payment, or arrangement made to, for, or with any of such directors, officers, or employees, or the adoption or establishment of any such plan or arrangement; (v) any change by the Company in accounting or auditing methods, principles, or practices; (vi) any discharge or satisfaction of any Encumbrance or payment, cancellation, compromise, or other satisfaction of any material obligation, indebtedness, or liability (absolute or contingent) other than the payment in the ordinary course of business of current liabilities shown on the Company's Balance Sheet or incurred since the date thereof in the ordinary course of business consistent with past practice; (vii) any mortgage, pledge, subjection to, or suffering to exist of any Encumbrance upon any of the Company's properties or assets; (viii) any sale, transfer, or other disposition of any of the Company's properties or assets except in the ordinary course of business; (ix) any (A) purchase, lease, or acquisition by the Company of any additional assets except in the ordinary course of the business and consistent with past practice or (B) extraordinary capital or operating expenditure, capital addition, or improvement; (x) any loan or advance or any other payment by the Company to or any other transaction with any of the Company's directors, officers, or employees or any of their respective Affiliates or Associates;
(xi) any modification, amendment, or termination of any material agreement to which the Company is a party or by which it or any of its properties or assets is bound, or any waiver or release of any rights under any such agreement; (xii) except for routine operating expenses incurred in the ordinary course of business consistent with past practice, any incurrence of any debt, obligation, or liability of any nature, whether accrued, absolute, contingent, or otherwise; (xiii) any strike or work stoppage that adversely affects the Company's business; (xiv) any merger, consolidation, share exchange, or other material transaction involving the Company; or (xv) any authorization of or agreement to do any of the foregoing.

          (c)  Books of Account.
               The books of account of the Company are true and complete in all material respects, have been maintained in accordance with good business and accounting practices, and accurately and fairly reflect all of the properties, assets, liabilities, and transactions of the Company in accordance with generally accepted accounting principles consistently applied. Since December 31, 1996, there have not been any disagreements between the Company and its accountants or former accountants, or any change by the Company in its accounting methods, principles, or practices except as required by generally accepted accounting principles and consented to by the Company's accountants.

          (d)  Title and Related Matters.
               The Company owns and possesses and has good and merchantable or marketable title to all of its properties and assets, free and clear of Encumbrances. All of such properties and assets are in good operating condition and repair, ordinary wear and tear excepted, and are free and clear of any material defects. The properties and assets of the Company have been properly maintained and have been repaired or replaced when necessary. The assets and properties owned or leased by the Company constitute all of the assets and properties necessary or appropriate for the continued operation of the Company's business in the same fashion as it has been conducted.

          (e)  Legal Proceedings, etc.
               There is no claim, suit, action, arbitration, governmental inquiry, injunction, consent decree, or legal, administrative, or other proceeding existing, pending, or threatened against or relating to the Company or any of its properties or assets, nor is there any basis for any such claim, suit, action, arbitration, governmental inquiry, injunction, consent decree, or legal, administrative, or other proceeding. There are no judgments outstanding against the Company or to or by which the Company or any of its properties or assets are subject or bound.

          (f)  Insurance.
               The Company maintains insurance in such amounts and in respect of such risks as are customary for entities such as the Company. The Company has not received any notice or other communication from any such insurance company canceling or materially amending or materially increasing the annual or other premiums payable under any of said insurance policies, and no such cancellation, amendment, or increase of premiums is threatened. The Company is not in material default with respect to any provision contained in any such policy or has failed to give any notice or present any claim under any such policy in due and timely fashion.

          (g)  Taxes.
               The Company has duly filed all reports and returns of Taxes required to be filed by the Company prior to the date hereof (each such return or report being true, correct, and complete) and has timely withheld, collected, and paid or provided for the payment of all Taxes and other charges due or claimed to be due from or with respect to the Company by federal, state, and local taxing authorities, including, without limitation, those due in respect of the properties, income, franchises, licenses, sales, or payrolls of the Company. There are no tax liens upon any properties or assets of the Company, or any special charges or levies, liens, taxes, unemployment compensation contributions, penalties, or interest that form or might form an Encumbrance on any of the Company's properties or assets or that could become payable by the Company or the Issuer following the Closing. There is no agreement for extension of time of assessment or payment of any Taxes relating to the Company's business, and no waiver or any statute of limitations has been executed by the Company for any tax year that remains open or unsettled.

          (h)  All Accounts Paid.
               The Company is not in default with respect to the payment of any material liability.

          (i)  Environmental Matters.
               The Company is in compliance in all material respects with all applicable Environmental Laws.

          (j)  Regulatory Licensure or Other Violation.
               The Company has not violated any regulatory agreements or licensing regulations or inspections for which a fine or penalty may be levied.

          (k) Permits, Licenses, and Other Legal Requirements; Compliance with Laws.
               Except as described on Exhibit 5.6(k), the Company has obtained all approvals, authorizations, licenses, and permits required by all federal, state, and local governmental agencies for the conduct of the Company's business. All such approvals, authorizations, licenses, and permits are in full force and effect, and the Company is in compliance with all thereof. The Company has complied in all material respects with all applicable requirements of law in respect of the conduct of the Company's business and the ownership, possession, maintenance, and operation of its properties and assets, and no claims or investigations alleging any violation by the Company of any such requirements of law have at any time been made or settled.

          (l)  Documents Delivered.
               All documents that have been or that shall be delivered to the Issuer by or on behalf of the Company pursuant to this Agreement or any of the other Basic Documents, or in connection with the transactions contemplated hereby or thereby, are, or when so delivered shall be, true and complete copies of the originals thereof.

          (m)  Solvency.
               The Company is, and at the Closing Date will be, solvent. No event of bankruptcy with respect to the Company has occurred or is planned or proposed.

          (n)  Full Disclosure.
               None of the representations and warranties with respect to the Company herein, or in any document, schedule, or certificate furnished or to be furnished pursuant hereto, contains, or will contain when so furnished, any false statement of a material fact or omits or will omit to state any material fact the omission of which would be misleading.

    ARTICLE VI   REPRESENTATIONS AND WARRANTIES OF THE ISSUERS

     Section 6.1    Representations and Warranties of the
Partnership. The Partnership represents and warrants to each of CT and Ellerbe that:

          (a)  Organization.
               The Partnership is a limited partnership duly organized and validly existing under the laws of the State of South Carolina. The Partnership (i) has no offices or employees in any state other than South Carolina, (ii) does not own or lease any property in any state other than South Carolina, and
(iii) is not required to qualify to do business in any state other than South Carolina. The Partnership has full power and authority to carry on its business as it is now conducted and as it was conducted in the past and is entitled to own, lease, or operate all of its properties and assets in all places where such properties and assets are now or have been owned, leased, or operated. Complete and correct copies of the Certificate of Limited Partnership and Limited Partnership Agreement, as currently in effect, of the Partnership have been delivered to CT and Ellerbe. The minute books of the Partnership, as made available to CT and Ellerbe, accurately and fairly reflect all meetings of, and contain true and complete originals of all written consents in lieu of meetings executed by, the general partner and partners of the Partnership, and all actions and transactions requiring approval or other action by the Partnership's general partner or partners have been duly authorized or ratified as necessary and are evidenced in such minute books. The ownership records of the Partnership, as made available to CT and Ellerbe, are true and complete.

          (b)  Capitalization.
           All of the Partnership Units issued and outstanding are listed on Exhibit 6.1(b). The Partnership Units to be issued to CT and Ellerbe on the Closing date will be duly authorized and
validly issued and fully paid.   There are not, and at the
Closing Date there will not be, outstanding (i) any Partnership Units other than those listed on Exhibit 6.1(b) or any options, warrants, or other rights with respect to Partnership Units, (ii) any securities convertible into or exchangeable for Partnership Units, or (iii) any other commitments of any kind for the issuance of additional Partnership Units or other securities of the Partnership other than to CT and Ellerbe in accordance with this Agreement.

          (c)  Partnership Subsidiaries.
               The Partnership has no subsidiaries.

     Section 6.2 Representations and Warranties of PMN . PMN represents and warrants to each of CT and Ellerbe that:

          (a)  Organization.
               PMN is a corporation duly organized and validly existing under the laws of the State of South Carolina. PMN (i) has no offices or employees in any state other than South Carolina, (ii) does not own or lease any property in any state other than South Carolina, and (iii) is not required to qualify to do business in any state other than South Carolina. PMN has full power and authority to carry on its business as it is now conducted and as it was conducted in the past and is entitled to own, lease, or operate all of its properties and assets in all places where such properties and assets are now or have been owned, leased, or operated. Complete and correct copies of the articles of incorporation, the bylaws, and the Stockholders' Agreement, as currently in effect, of PMN have been delivered to the CT and Ellerbe. The minute books of PMN, as made available to CT and Ellerbe, accurately and fairly reflect all meetings of, and contain true and complete originals of all written consents in lieu of meetings executed by, the board of directors and shareholders of PMN, and all actions and transactions requiring approval or other action by PMN board of directors or shareholders have been duly authorized or ratified as necessary and are evidenced in such minute books. The ownership records of PMN, as made available to CT and Ellerbe, are true and complete.

          (b)  Capitalization.
           All of the Shares of PMN common stock issued and outstanding are listed on Exhibit 6.2(b). Upon issuance to CT and Ellerbe, the PMN Shares will be duly authorized and validly
issued, fully paid and nonassessable.   There are not, and at the
Closing Date there will not be, outstanding (i) any shares of PMN stock issued and outstanding other than those listed on Exhibit 6.2(b), or options, warrants, or other rights with respect to the common stock of PMN, (ii) any securities convertible into or exchangeable for the common stock of PMN, or (iii) any other commitments of any kind for the issuance of additional shares of or other securities of PMN, other than the PMN Shares.

          (c)  PMN Subsidiaries.
               PMN has no subsidiaries.

     Section 6.3    Representations and Warranties of the
Partnership and PMN. Each of the Partnership and PMN represents and warrants to each of CT and Ellerbe that:

          (a)  Consents and Approvals; No Violations.
               Except as disclosed on Exhibit 6.3(a), neither the execution or delivery of this Agreement or any of the other Basic Documents by the Issuers, nor the performance by the Issuers or any of them of the terms hereof or thereof, nor the consummation of the transactions contemplated hereby or thereby (i) requires any notice, consent, or approval under, or has resulted or will result (with or without notice, lapse of time, or otherwise) in a breach of the terms or conditions of, a default under, a conflict with, or the acceleration of (or the creation in any Person of any right to cause the acceleration of) any performance or any increase in any payment required by, or the termination, suspension, modification, impairment, or forfeiture (or the creation in any Person of any right to cause the termination, suspension, modification, impairment, or forfeiture) of any rights or privileges of the Issuer under (a) PMN's Articles of Incorporation or the Partnership's Certificate of Limited Partnership, (b) PMN's bylaws or Stockholders' Agreement or the Limited Partnership Agreement, or (c) any material agreement, instrument, undertaking, judgment, regulatory or other restriction, or obligation to which either Issuer is a party or to or by which either Issuer or any of its properties, assets, or businesses is subject or bound; (ii) has resulted or will result (with or without notice, lapse of time, or otherwise) in the creation, imposition or foreclosure of, or right to exercise or foreclose any Encumbrance of any nature whatsoever upon or in any of the properties or assets of the Issuer; (iii) does or will conflict in any material respect with, or result in any violation of, any requirement of law applicable to either Issuer or to or by which either Issuer or any of its properties, assets, or businesses is subject or bound; or (iv) requires either Issuer to make any filing with, give any notice to, or obtain any permit, authorization, consent, or approval of, any Person.

          (b)  Financial Statements.
               Attached as Exhibit 6.3(b) are (i) the financial statements of the Issuers for the fiscal years ended September 30, 1997, December 31, 1996, and December 1, 1995. Each of the financial statements referred to in this Section presents, and any financial statements of the Issuers delivered to CT and Ellerbe will present, fairly in all material respects the financial position of such Issuer as of their respective dates and the results of the Issuer's operations and its cash flows for the periods then ended, all in conformity with generally accepted accounting principles applied on a consistent basis, and do not and will not include or omit to state any fact which renders such financial statements misleading.

          (c)  No Undisclosed Liabilities.
               Except as set forth in Exhibit 6.3(c), neither the Partnership nor PMN has any liability or obligation of any nature whatsoever (whether secured or unsecured, absolute, accrued, contingent, or otherwise, and whether due or to become due), except (i) as and to the extent accrued or reserved against in the Balance Sheet or disclosed in the notes thereto or (ii) debts, liabilities, and obligations arising after the date of the Balance Sheet in the ordinary course of business and that neither individually nor in the aggregate are material.

          (d)  Absence of Certain Changes or Events.
               Except as set forth in Exhibit 6.3(d), since the date of the Balance Sheet there has not been (i) any change in the business, operations, condition (financial or other), properties or assets, liabilities, results of operations, or prospects of the Partnership or PMN or in the value of the Partnership Units or the common stock of PMN other than changes in the ordinary course of business, none of which, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect on the business, operations, condition (financial or other), properties or assets, liabilities, results of operations, or prospects of the Partnership or PMN or in the value of the Partnership Units or the common stock of PMN; (ii) any issuance or authorization of any issuance of any security of the Partnership or PMN or any declaration, setting aside, or payment of any dividend or other distribution (whether in cash, stock, property, or any combination thereof) in respect of the Partnership Units or common stock of PMN or any other security of the Partnership or PMN, or any redemption or other acquisition by the Partnership of Partnership Units or any other security of the Partnership, or any redemption or other acquisition by PMN of shares of its stock or any other security of PMN; (iii) any material damage, destruction, or casualty loss of any of the Partnership's or PMN's properties or assets, whether covered by insurance or not; (iv) any increase in the amount or rate or change in the terms of compensation payable or to become payable by the Partnership or PMN to any of its directors, officers, agents, or employees or any increase in the amount or rate or change in the terms of any bonus, insurance, pension, or other employee benefit plan, payment, or arrangement made to, for, or with any of such directors, officers, or employees, or the adoption or establishment of any such plan or arrangement; (v) any change by the Partnership or PMN in accounting or auditing methods, principles, or practices; (vi) any discharge or satisfaction of any Encumbrance or payment, cancellation, compromise, or other satisfaction of any material obligation, indebtedness, or liability (absolute or contingent) other than the payment in the ordinary course of business of current liabilities shown on the Balance Sheet of the Partnership or PMN or incurred since the date thereof in the ordinary course of business consistent with past practice; (vii) any mortgage, pledge, subjection to, or suffering to exist of any Encumbrance upon any of the Partnership's or PMN's properties or assets;
(viii) any sale, transfer, or other disposition of any of the Partnership's or PMN's properties or assets except in the ordinary course of business; (ix) any (A) purchase, lease, or acquisition by the Partnership or PMN of any additional assets except in the ordinary course of the business and consistent with past practice or (B) extraordinary capital or operating expenditure, capital addition, or improvement; (x) any loan or advance or any other payment by the Partnership or PMN to or any other transaction with any of the Partnership's or PMN's directors, officers, or employees or any of their respective Affiliates or Associates; (xi) any modification, amendment, or termination of any material agreement to which the Partnership or PMN is a party or by which it or any of its properties or assets is bound, or any waiver or release of any rights under any such agreement; (xii) except for routine operating expenses incurred in the ordinary course of business consistent with past practice, any incurrence of any debt, obligation, or liability of any nature, whether accrued, absolute, contingent, or otherwise;
(xiii) any strike or work stoppage that adversely affects the Partnership's or PMN's business; (xiv) any merger, consolidation, share exchange, or other material transaction involving the Partnership or PMN; or (xv) any authorization of or agreement to do any of the foregoing.

          (e)  Books of Account.
               The books of account of the Partnership and PMN are true and complete in all material respects, have been maintained in accordance with good business and accounting practices, and accurately and fairly reflect all of the properties, assets, liabilities, and transactions of the Partnership or PMN, as the case may be, in accordance with generally accepted accounting principles consistently applied. Since December 31, 1996 there have not been any disagreements between the Partnership or PMN and their accountants or former accountants, or any change by the Partnership or PMN in its accounting methods, principles, or practices except as required by generally accepted accounting principles and consented to by the Partnership's or PMN's accountants.

          (f)  Title and Related Matters.
               The Partnership and PMN own and possess and have good and merchantable or marketable title to all of their properties and assets, free and clear of Encumbrances, except as disclosed in Exhibit 6.3(b). All of such properties and assets are in good operating condition and repair, ordinary wear and tear excepted, and are free and clear of any material defects. The properties and assets of the Partnership and PMN have been properly maintained and have been repaired or replaced when necessary. Neither the Partnership nor PMN owns any partnership interests in or securities of any other corporation or other entity, and neither the Partnership nor PMN is a partner in any partnership or member of any joint venture or other business association, except as disclosed in Exhibit 6.3(f). The assets and properties owned or leased by the Partnership and PMN constitute all of the assets and properties necessary or appropriate for the continued operation of the Partnership's and PMN's business in the same fashion as it has been conducted.

          (g)  Certain Contracts and Arrangements.
               Exhibit 6.3(g) sets forth a list of all material contracts of the Partnership and PMN, including all employment contracts with the other employees of PMN. Except as set forth in Exhibit 6.3(g), neither the Partnership nor PMN is a party to any (i) power of attorney (whether revocable or irrevocable) given to any person for any purpose whatsoever, (ii) agreement to lease real or personal property, whether as lessor or lessee, or
(iii) guarantee or indemnity or other contract, agreement, undertaking, or arrangement, whether oral, written, or implied, that involves payments by or to the Partnership or PMN of more than $1,000 in the aggregate or that is not terminable by the Partnership or PMN on 30 or fewer days' notice at any time without penalty. There is not, under any of the agreements or instruments listed on Exhibit 6.3(g), any existing default, event of default, or other event that would constitute (with or without notice or lapse of time or otherwise) a default or event of default on the part of the Partnership or PMN; no default, event of default, or event that would constitute (with or without notice or lapse of time or otherwise) a default or event of default by any other party thereto is known or claimed by the Partnership or PMN to exist; and consummation of the transactions contemplated hereby will not violate or otherwise constitute a breach of any such agreements.

          (h)  Legal Proceedings, etc.
               There is no claim, suit, action, arbitration, governmental inquiry, injunction, consent decree, or legal, administrative, or other proceeding existing, pending, or threatened against or relating to the Partnership or PMN or any of their properties or assets, nor is there any basis for any such claim, suit, action, arbitration, governmental inquiry, injunction, consent decree, or legal, administrative, or other proceeding. There are no judgments outstanding against the Partnership or PMN or to or by which the Partnership or PMN or any of its properties or assets are subject or bound.

          (i)  Insurance.
               The Issuers maintain insurance in such amounts and in respect of such risks as are customary for entities such as PMN and the Partnership. Exhibit 6.3(i) sets forth a true and correct list of all insurance policies of any nature whatsoever currently in effect and maintained by PMN or the Partnership and the annual or other premiums payable from time to time thereunder. Neither PMN nor the Partnership has received any notice or other communication from any such insurance company canceling or materially amending or materially increasing the annual or other premiums payable under any of said insurance policies, and no such cancellation, amendment, or increase of premiums is threatened. Neither the Partnership nor PMN is in material default with respect to any provision contained in any such policy or has failed to give any notice or present any claim under any such policy in due and timely fashion. Exhibit 6.3(i) sets forth a list of all claims for any insured loss in excess of Five Thousand Dollars ($5,000) per occurrence filed by any of the Issuers during the three-year period immediately preceding the Closing, including, but not limited to, worker's compensation, general liability, and environmental liability claims.

          (j)  Taxes.
               The Partnership and PMN have duly filed all reports and returns of Taxes required to be filed by the Partnership or PMN, as the case may be, (each such return or report being true, correct, and complete) and has timely withheld, collected, and paid or provided for the payment of all Taxes and other charges due or claimed to be due from or with respect to the Partnership or PMN by federal, state, and local taxing authorities, including, without limitation, those due in respect of the properties, income, franchises, licenses, sales, or payrolls of the Partnership or PMN. There are no tax liens upon any properties or assets of the Partnership or PMN, or any special charges or levies, liens, taxes, unemployment compensation contributions, penalties, or interest that form or might form an Encumbrance on any of the Partnership's or PMN's properties or assets or the Partnership Interests or PMN Shares or that could become payable by the Partnership, PMN, CT or Ellerbe following the Closing. There is no agreement for extension of time of assessment or payment of any Taxes relating to the Partnership's or PMN's business, and no waiver or any statute of limitations has been executed by the Partnership or PMN for any tax year that remains open or unsettled, except as described in Exhibit 6.3(j).

          (k)  All Accounts Paid.
               The Partnership and PMN are not in default with respect to the payment of any material liability.

          (l)  Broker's or Finder's Fees.
               No agent, broker, or other Person acting on behalf of the Issuers is or will be entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Affiliate of any of the parties hereto, in connection with any of the transactions contemplated hereby.

          (m)  Employment Matters.

               (i) The Partnership has no employees now and has never had an employee. PMN is in compliance with all federal, state, and local laws, ordinances, and regulations respecting employment practices, terms and conditions of employment, and wages and hours and is not engaged in any unfair labor practice, and there is no unfair labor practice complaint against the Partnership pending before the National Labor Relations Board. Neither the Partnership nor PMN is now, or has ever been, a party to any union contract or collective bargaining agreement with any labor union or other association of employees and, to the knowledge of the Partnership and PMN, no attempt has been made to organize or certify the employees of PMN as a bargaining unit.

               (ii) PMN has never been the subject of any inspection or investigation relating to its compliance with or alleging any violation of the Immigration Reform and Control Act of 1986, or any related federal statute and the rules and regulations promulgated thereunder (the "Immigration Laws"), nor has PMN been fined or otherwise penalized by reason of any failure to comply with the Immigration Laws, nor, to the knowledge of PMN, is any such proceeding pending or threatened.

               (iii) Exhibit 6.3(m)(iii) contains a true and complete list of all employees (including officers) of PMN, their current compensation and other remuneration of every kind, including current year vacation pay earned to date, accrued sick leave, and the date and amount of the latest compensation increase of each such employee, together with a summary of compensation (whether current or deferred) if any, paid or payable to each such person for services rendered effective January 1, 1998 and the basis therefor.

               (iv) Exhibit 6.3(m)(iv) contains a true and complete list of all plans, contracts, agreements, practices, policies, or arrangements, oral or written, that provide for any bonuses, deferred compensation, excess benefits, pensions, retirement benefits, profit sharing, stock bonuses, stock options, stock purchases, fringe benefits, life, accident, and health insurance, hospitalization, savings, holiday, vacation, sick pay, sick leave, disability, tuition refund, service awards, scholarship, relocation, patent awards, severance agreements, or any other employee or executive benefits, with respect to, and which currently cover, any employee or former employee of PMN including, without limitation, any such plan, contract, agreement, practice, policy, or arrangement that is an "employee benefit plan" as defined in Section 3(3) of ERISA, including any "employee welfare benefit plan" as defined in Section 3(1) of ERISA and any "employee pension benefit plan" as defined in
Section 3(2) of ERISA (all of the foregoing are referred to herein as the "Benefit Plans").

               (v) PMN has made available complete copies, or accurate and complete descriptions where copies of the same are not available, of (a) all documents governing the Benefit Plans, including, without limitation, all amendments thereto which will become effective at a later date, (b) to the extent required for any Benefit Plan, the latest Internal Revenue Service determination letter obtained with respect to such plan, (iii) Form 5500 for the most recent completed plan year for each of the Benefit Plans, together with all schedules forming a part thereof, (iv) all summary plan descriptions relating to the Benefit Plans, (v) all annuity contracts funding obligations of any Benefit Plan, and (vi) all insurance policies or contracts with respect to the Benefit Plans.

               (vi) Except as set forth on Exhibit 6.3(m)(iv), PMN is not, and as of the Closing will not be, obligated or liable, pursuant to any plan, contract, agreement, arrangement, understanding, applicable law or judgment, or otherwise, for the payment of severance pay or other benefit by reason of the voluntary or involuntary termination of the employment of any Person, whether before or after the Closing.

               (vii) PMN and each plan administrator and fiduciary of each Benefit Plan identified on Exhibit 6.3(m)(iv) are and have at all times complied in all material respects with all applicable requirements of ERISA, the Code, and any other applicable law (including applicable regulations and rulings thereunder); each such Benefit Plan is and has been at all times properly administered in all material respects in accordance with its terms; and PMN has no liability under or with respect to any Benefit Plan that could, individually or in the aggregate, have a material adverse effect on the Partnership.

               (viii) Neither PMN nor any other Person has engaged in any transaction that could subject PMN to liability for breach of fiduciary duty or for any civil penalty or excise tax under either Section 502(i) of ERISA or Sections 4972 or 4975 through 4980B of the Code.

               (ix) PMN does not contribute, and has not contributed, to any multiemployer plan within the meaning of
Section 3(37) of ERISA.

               (x) PMN has no current plans that provide, and no projected liability in respect of, post-retirement health and medical benefits.

               (xi) All reports and disclosures relating to the Benefit Plans required to be filed with or furnished to governmental agencies, plan participants, or plan beneficiaries have been or will be filed or furnished in accordance with applicable law in a timely manner.

               (xii)     There are no claims or lawsuits (other
than routine claims for benefits) that have been asserted or instituted against the Benefit Plans, and no basis for any such claim or lawsuit exists.

               (xiii) The total of all unpaid contributions (including all employer contributions and employer salary reduction contributions), premiums, and other payments with respect to the Benefit Plans for all plan periods ending on or before the Closing does not exceed one thousand dollars.

               (xiv) PMN does not and has not ever maintained an employee pension benefit plan within the meaning of Section
3(2) of ERISA and to which Title IV of ERISA applies pursuant to
Section 4021 of ERISA.

          (n)  Accounts Receivable.
               All accounts receivable of PMN and the Partnership represent valid obligations. There is no contest, claim, or right of set-off contained in any agreement with any maker of an account receivable relating to the amount or validity of such account receivable.

          (o)  OSHA.
               The Partnership and PMN are in compliance in all material respects with all requirements of the Occupational
Safety and Health Act pertaining to the facilities and operations used in the Partnership's business.

          (p)  Environmental Matters.
               The Partnership and PMN are in compliance in all material respects with all applicable Environmental Laws.

          (q)  Regulatory Licensure or Other Violation.
               The Partnership and PMN have not violated any regulatory agreements or licensing regulations or inspections for which a fine or penalty may be levied.

          (r) Permits, Licenses, and Other Legal Requirements; Compliance with Laws.
               The Partnership and PMN have obtained all approvals, authorizations, licenses, and permits required by all federal, state, and local governmental agencies, including, without limitation, any Environmental Laws and any applicable building, zoning, or other law, ordinance, or regulation affecting the Partnership's or PMN's properties or assets or the conduct of the Partnership's or PMN's business. All such approvals, authorizations, licenses, and permits are listed on
Exhibit 6.3(r) and are in full force and effect, and the Partnership and PMN are in compliance with all thereof. The Partnership and PMN have complied in all material respects with all applicable requirements of law in respect of the conduct of the Partnership's or PMN's business and the ownership, possession, maintenance, and operation of its properties and assets, and no claims or investigations alleging any violation by the Partnership or PMN of any such requirements of law have at any time been made or settled.

          (s)  Documents Delivered.
               All documents that have been or that shall be delivered to CT and Ellerbe by or on behalf of the Partnership or PMN pursuant to this Agreement or any of the other Basic Documents, or in connection with the transactions contemplated hereby or thereby, are, or when so delivered shall be, true and complete copies of the originals thereof.

          (t)  Solvency.
               The Partnership is, and at the Closing Date will be, solvent. PMN is, and at the Closing Date will be, solvent.
No event of bankruptcy with respect to the Partnership or PMN has occurred or is planned or proposed.

          (u)  Full Disclosure.
               None of the representations and warranties made by any of the Issuers herein, or in any document, schedule, or certificate furnished or to be furnished by the Issuers pursuant hereto, contains, or will contain when so furnished, any false statement of a material fact or omits or will omit to state any material fact the omission of which would be misleading.

     Section 6.4  Representations of PMN and the Partnership with
Respect to the SC RSA Partnerships.

     For purposes of the representations and warranties of PMN and the Partnership in this Section 6.4 references to the Company shall be deemed to refer to the SC RSA Partnerships. In addition the representations and warranties by both PMN and the Partnership with respect to the SC RSA Partnerships shall be limited to their actual knowledge with respect to such partnerships. Subject to the foregoing, each of PMN and the Partnership represent and warrant to CT and Ellerbe as follows:

          (a)  No Undisclosed Liabilities.
               Except as set forth in Exhibit 6.4(a), the Company has no liability or obligation of any nature whatsoever (whether secured or unsecured, absolute, accrued, contingent, or otherwise, and whether due or to become due), except (i) as and to the extent accrued or reserved against in the Balance Sheet of such Company or disclosed in the notes thereto or (ii) debts, liabilities, and obligations arising after the date of the Balance Sheet of such Company in the ordinary course of business and that neither individually nor in the aggregate are material.

          (b)  Absence of Certain Changes or Events.
               Except as set forth in Exhibit 6.4(b), since the date of the Balance Sheet of such Company there has not been (i) any change in the business, operations, condition (financial or other), properties or assets, liabilities, results of operations, or prospects of the Company or in the value of its ownership interests other than changes in the ordinary course of business, none of which, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect on the business, operations, condition (financial or other), properties or assets, liabilities, results of operations, or prospects of the Company or in the value of such interests; (ii) any issuance or authorization of any issuance of any security of the Company or any declaration, setting aside, or payment of any dividend or other distribution (whether in cash, stock, property, or any combination thereof) in respect of or any other security of the Company, or any redemption or other acquisition by the Company of or any other security of the Company; (iii) any material damage, destruction, or casualty loss of any of the Company's properties or assets, whether covered by insurance or not; (iv) any increase in the amount or rate or change in the terms of compensation payable or to become payable by the Company to any of its directors, officers, agents, or employees or any increase in the amount or rate or change in the terms of any bonus, insurance, pension, or other employee benefit plan, payment, or arrangement made to, for, or with any of such directors, officers, or employees, or the adoption or establishment of any such plan or arrangement; (v) any change by the Company in accounting or auditing methods, principles, or practices; (vi) any discharge or satisfaction of any Encumbrance or payment, cancellation, compromise, or other satisfaction of any material obligation, indebtedness, or liability (absolute or contingent) other than the payment in the ordinary course of business of current liabilities shown on the Company's Balance Sheet or incurred since the date thereof in the ordinary course of business consistent with past practice; (vii) any mortgage, pledge, subjection to, or suffering to exist of any Encumbrance upon any of the Company's properties or assets; (viii) any sale, transfer, or other disposition of any of the Company's properties or assets except in the ordinary course of business; (ix) any (A) purchase, lease, or acquisition by the Company of any additional assets except in the ordinary course of the business and consistent with past practice or (B) extraordinary capital or operating expenditure, capital addition, or improvement; (x) any loan or advance or any other payment by the Company to or any other transaction with any of the Company's directors, officers, or employees or any of their respective Affiliates or Associates;
(xi) any modification, amendment, or termination of any material agreement to which the Company is a party or by which it or any of its properties or assets is bound, or any waiver or release of any rights under any such agreement; (xii) except for routine operating expenses incurred in the ordinary course of business consistent with past practice that are normally paid within 30 days of the due date thereof, any incurrence of any debt, obligation, or liability of any nature, whether accrued, absolute, contingent, or otherwise; (xiii) any strike or work stoppage that adversely affects the Company's business; (xiv) any merger, consolidation, share exchange, or other material transaction involving the Company; or (xv) any authorization of or agreement to do any of the foregoing.

          (c)  Books of Account.
               Except as disclosed in Exhibit 6.4(c), the books of account of the Company are true and complete in all material respects, have been maintained in accordance with good business and accounting practices, and accurately and fairly reflect all of the properties, assets, liabilities, and transactions of the Company in accordance with generally accepted accounting principles consistently applied. Since December 31, 1996, there have not been any disagreements between the Company and its accountants or former accountants, or any change by the Company in its accounting methods, principles, or practices except as required by generally accepted accounting principles and consented to by the Company's accountants.

          (d)  Title and Related Matters.
               The Company owns and possesses and has good and merchantable or marketable title to all of its properties and assets, free and clear of Encumbrances, except as described in
Exhibit 6.3(b). All of such properties and assets are in good operating condition and repair, ordinary wear and tear excepted, and are free and clear of any material defects. The properties and assets of the Company have been properly maintained and have been repaired or replaced when necessary. The Company does not own any shares in or securities of any other corporation or other entity, except as described in Exhibit 6.3(b). The assets and properties owned or leased by the Company constitute all of the assets and properties necessary or appropriate for the continued operation of the Company's business in the same fashion as it has been conducted.

          (e)  Legal Proceedings, etc.
               There is no claim, suit, action, arbitration, governmental inquiry, injunction, consent decree, or legal, administrative, or other proceeding existing, pending, or threatened against or relating to the Company or any of its properties or assets, nor is there any basis for any such claim, suit, action, arbitration, governmental inquiry, injunction, consent decree, or legal, administrative, or other proceeding. There are no judgments outstanding against the Company or to or by which the Company or any of its properties or assets are subject or bound.

          (f)  Insurance.
               The Company maintains insurance in such amounts and in respect of such risks as are customary for entities such as the Company. The Company has not received any notice or other communication from any such insurance company canceling or materially amending or materially increasing the annual or other premiums payable under any of said insurance policies, and no such cancellation, amendment, or increase of premiums is threatened. The Company is not in material default with respect to any provision contained in any such policy or has failed to give any notice or present any claim under any such policy in due and timely fashion.

          (g)  Taxes.
               The Company has duly filed all reports and returns of Taxes required to be filed by the Company prior to the date hereof (each such return or report being true, correct, and complete) and has timely withheld, collected, and paid or provided for the payment of all Taxes and other charges due or claimed to be due from or with respect to the Company by federal, state, and local taxing authorities, including, without limitation, those due in respect of the properties, income, franchises, licenses, sales, or payrolls of the Company. There are no tax liens upon any properties or assets of the Company, or any special charges or levies, liens, taxes, unemployment compensation contributions, penalties, or interest that form or might form an Encumbrance on any of the Company's properties or assets or that could become payable by the Company or the Issuer following the Closing. There is no agreement for extension of time of assessment or payment of any Taxes relating to the Company's business, and no waiver or any statute of limitations has been executed by the Company for any tax year that remains open or unsettled, except as disclosed on Exhibit 6.3(j).

          (h)  All Accounts Paid.
               The Company is not in default with respect to the payment of any material liability.

          (i)  Accounts Receivable.
               All accounts receivable as shown on the Balance Sheet of the Company represent valid obligations arising in the ordinary course of business. As of the Closing Date, all such accounts receivable net of applicable reserves will be collectible in the ordinary course of business. There is no contest, claim, or right of set-off contained in any agreement with any maker of an account receivable relating to the amount or validity of such account receivable.

          (j)  Environmental Matters.
               The Company is in compliance in all material respects with all applicable Environmental Laws.

          (k)  Regulatory Licensure or Other Violation.
               The Company has not violated any regulatory agreements or licensing regulations or inspections for which a fine or penalty may be levied.

          (l) Permits, Licenses, and Other Legal Requirements; Compliance with Laws.
               Except as described on Exhibit 6.4(l), the Company has obtained all approvals, authorizations, licenses, and permits required by all federal, state, and local governmental agencies, including, without limitation, any Environmental Laws and any applicable building, zoning, or other law, ordinance, or regulation affecting the Company's properties or assets or the partnership interests or the conduct of the Company's business. All such approvals, authorizations, licenses, and permits are in full force and effect, and the Company is in compliance with all thereof. The Company has complied in all material respects with all applicable requirements of law in respect of the conduct of the Company's business and the ownership, possession, maintenance, and operation of its properties and assets, and no claims or investigations alleging any violation by the Company of any such requirements of law have at any time been made or settled.

          (m)  Documents Delivered.
               All documents that have been or that shall be delivered to the Issuer by or on behalf of the Company or any Acquiror pursuant to this Agreement or any of the other Basic Documents, or in connection with the transactions contemplated hereby or thereby, are, or when so delivered shall be, true and complete copies of the originals thereof.

          (n)  Solvency.
               The Company is, and at the Closing Date will be, solvent. No event of bankruptcy with respect to the Company or any of the Acquirors has occurred or is planned or proposed.

          (o)  Full Disclosure.
               None of the representations and warranties with respect to the Company herein, or in any document, schedule, or certificate furnished or to be furnished pursuant hereto, contains, or will contain when so furnished, any false statement of a material fact or omits or will omit to state any material fact the omission of which would be misleading.


               ARTICLE VII COVENANTS OF THE PARTIES

     Section 7.1 Amendment to the Limited Partnership Agreement. The Issuers covenant and agree that no later than February 28, 1998, the Limited Partnership Agreement shall be amended as follows: (1) the requirement that a limited partner be a South Carolina local exchange carrier shall be deleted; (2) the percentage limitations on ownership of interests in the Partnership shall be increased to 30% from 10%; (3) the "Book Value" of the Partnership shall be deemed to be one hundred million dollars; and (4) a new definition of "Change in Control" which requires, among other things, that such change in ownership must be accomplished by a single person or group acting in concert.

     Section 7.2 Amendment to the Stockholders' Agreement. The Issuers covenant and agree that no later than February 28, 1998, the Stockholders' Agreement shall be amended as follows:
(1) the percentage limitations on ownership of interests in the Corporation shall be increased to 30% from 10%; and (2) the "Book Value" of the Corporation shall be deemed to be one million dollars; and (3) a representative of Ellerbe and a representative of CT shall be nominated and elected to the board of directors of PMN.

     Section 7.3 Expenses. Whether or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; provided, that the Partnership shall reimburse CT for the amount of fees and expenses of legal counsel of CT in connection with the regulatory filings with the Federal Communications Commission ("FCC").

     Section 7.4 Restatement of Partnership and Stockholder Agreements. The parties agree that the provisions of the Limited Partnership Agreement and the Stockholders' Agreement may no longer adequately reflect the goals and interests of the partners and shareholders, as the case may be. A committee consisting of four partners of the Partnership and a representative of CT and a representative of Ellerbe (the "Special Committee") shall be convened to review the Partnership Agreement and the Stockholders' Agreement. This Special Committee shall prepare, with the assistance of counsel, a revised and restated limited partnership agreement and revised and restated stockholders' agreement which shall be submitted to the partners of the Partnership and to the shareholders of PMN within ninety (90) days of the execution of this Agreement. The Special Committee's review will address the issues listed on Exhibit 7.4 and any other issues it deems to be appropriate.

     Section 7.5 Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. From time to time after the Closing, without further consideration, each party shall, at its own expense, execute and deliver such documents to any other party as such party may reasonably request in order to more effectively consummate the transactions contemplated by this Agreement. The parties agree (i) to file or cause their appropriate Affiliates to file with the appropriate state regulatory authorities, if any, in North Carolina, as well as the FCC and such other federal and state regulatory agencies that the parties agree is necessary (such agreement not to unreasonably be withheld) all notifications, applications, and other documents needed to secure all approvals or consents required of such regulatory bodies in order to consummate the transactions contemplated in this Agreement, and (ii) to use their commercially reasonable best efforts to obtain such approvals and consents. In addition, the parties agree to use their commercially reasonable best efforts to obtain the waiver, consent and approval of all other Persons whose waiver, consent or approval is required (a) in order to consummate the transactions contemplated by this Agreement or (b) by any material agreement, instrument, arrangement, judgment, decree, order or license to which the Partnership, PMN, CT or Ellerbe is a party, and which would prohibit, or require the waiver, consent or approval of any Person or entity to such transaction or under which, without such waiver, consent or approval, such transaction would constitute an occurrence of default under the provisions thereof, result in the acceleration of any obligation thereunder, or give rise to a right of any party thereto to terminate its obligations thereunder. All obtained written waivers, consents and approvals relating to the Partnership and PMN shall be produced at Closing in form and content reasonably satisfactory to Ellerbe and CT, and all obtained written waivers, consents and approvals relating to Ellerbe and CT shall be produced at Closing in form and content reasonably satisfactory to the Partnership and PMN.

     Section 7.6 Consents and Licenses. Each of the parties hereto shall use all reasonable efforts and cooperate with each other to obtain the consents or approvals of all Persons necessary to the consummation of the transactions contemplated by this Agreement.

     Section 7.7 Public Announcements. The parties hereto shall consult with the other parties hereto before issuing any press releases or otherwise making any public statements with respect to this Agreement and the transactions contemplated hereby, and no party shall issue any such press release or make any such public statement without the express written consent of the other parties.

                ARTICLE VIII   CLOSING CONDITIONS

     Section 8.1 Conditions to the Obligations of CT and Ellerbe. The obligations of each of CT and Ellerbe to effect the transactions contemplated hereby shall be further subject to the fulfillment at the Closing of the following conditions, any one or more of which except (a) may be waived by CT and Ellerbe acting jointly:

          (a) none of the transactions contemplated hereby or by any of the other Basic Documents shall be restrained or enjoined
(preliminarily, temporarily or permanently) by any governmental or regulatory authority;

          (b) each of the Issuers shall have delivered to CT and Ellerbe all of the documents, instruments, and other items required to be delivered by Issuers to CT and Ellerbe pursuant to
Section 4.4;

          (c) all governmental and third-party consents and approvals (including, without limitation, the FCC) necessary in connection with the transfer of the CT Interests, the Ellerbe Interest, the Partnership Units, and the PMN Shares and the other transactions contemplated by this Agreement or any of the other Basic Documents shall have been obtained and be in effect; and



          (d) each Issuer shall, in all material respects, have performed and complied with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing, and the representations and warranties of such Issuer set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made at and as of the date of the Closing (except as otherwise contemplated by this Agreement), and such Issuer shall have delivered to CT and Ellerbe a certificate to that effect substantially in the form of Exhibit 8.1(d) dated as of the Closing Date and signed by a duly authorized representative of such Issuer.

     Section 8.2    Conditions to the Obligations of the Issuers.
The obligations of the Issuers to effect the transactions contemplated hereby shall be further subject to the fulfillment at or prior to the Closing of the following conditions, any one or more of which except (a) may be waived by the Issuers:

          (a) none of the transactions contemplated hereby or by any of the other Basic Documents shall be restrained or enjoined
(preliminarily, temporarily, or permanently) by any governmental or regulatory authority;

          (b) the Managers of CT 15 LLC and CT 4/5 LLC shall have delivered to the Partnership written resignations substantially in the form of Exhibit 8.2(b);

          (c) all governmental and third-party consents and approvals (including, without limitation, the FCC) necessary in connection with the transfer of the CT Interests, the Ellerbe Interest, the Partnership Units, and the PMN Shares and the other transactions contemplated by this Agreement or any of the other Basic Documents shall have been obtained and be in effect;

          (d) CT and Ellerbe shall have delivered all of the other documents, instruments, and other items required to be delivered by them to the Issuers pursuant to Section 4.2 and 4.3;
and

          (e) CT and Ellerbe shall, in all material respects, have performed and complied with the agreements contained in this Agreement required to be performed and complied with by them at or prior to the Closing, and the representations and warranties of CT and Ellerbe set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date (except as otherwise contemplated by this Agreement), and CT and Ellerbe shall have delivered to the Partnership a certificate to that effect in the form of Exhibit 8.2(e) dated as of the Closing Date and signed by a duly authorized representative of CT or Ellerbe, as the case may be.

                     ARTICLE IX   TERMINATION

     Section 9.1    Termination.  This Agreement may be
terminated at any time prior to the Closing:

          (a) by mutual consent of all of CT and Ellerbe and the Issuers;

          (b) if the Closing has not occurred by December 31, 1998, by either CT, Ellerbe, PMN, or the Partnership;

          (c) by the Issuers if at any time from the date of this Agreement through the Closing, either (i) the representations and warranties of CT and Ellerbe set forth in this Agreement or any of the Basic Documents shall not have been true and correct in all material respects when made or except as otherwise contemplated hereby shall have ceased to be true and correct in all material respects or (ii) CT or Ellerbe shall breach or fail to perform in any material respect any of his or her covenants or agreements contained in this Agreement, and such violation or breach has not been waived by the Issuers;

          (d) by either CT or Ellerbe if at any time from the date of this Agreement through the Closing, either (i) the representations and warranties of either Issuer set forth in this Agreement or any of the Basic Documents shall not have been true and correct in all material respects when made or except as otherwise contemplated hereby shall have ceased to be true and correct in all material respects or (ii) either Issuer shall breach or fail to perform in any material respect any of its covenants or agreements contained in this Agreement, and such violation or breach has not been waived by CT and Ellerbe; or

          (e) by any of the parties hereto if the consummation of the transactions contemplated hereby shall be prohibited by a final, non-appealable order, decree or injunction of a court of competent jurisdiction or government agency.

     Section 9.2 Procedure and Effect of Termination. In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby by any party pursuant to Section 9.1, written notice thereof shall forthwith be given to the other parties, and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned without further action by any of the parties hereto. If this Agreement is terminated pursuant to Section 9.1(a) or Section 9.1(e), no party or any of its respective directors, officers, stockholders, partners, or Affiliates shall have any liability or further obligation to any other party. If this Agreement is terminated pursuant to Section 9.1(b), no party shall have any liability or further obligation to any other party unless such first party shall have failed to act reasonably and in good faith to cause the Closing to occur by the date specified in Section 9.1(b). In the case of a termination of this Agreement pursuant to Section 9.1(c) or
Section 9.1(d) due to the violation or breach of any agreement, representation, or warranty of any party hereto, the other parties shall have the right to pursue any and all rights and remedies available at law or in equity against the party at fault.

                   ARTICLE X   INDEMNIFICATION

     Section 10.1   Definition of Indemnified Party.
"Indemnified Party" shall mean (i) the Acquirors, the Issuers and their respective Affiliates and (ii) the respective partners, trustees, officers, employees, agents, consultants, and advisors of the CT, Ellerbe, Issuers and their respective Affiliates (acting in their capacities as such and within the scope of their employment or engagement).

     Section 10.2 Indemnification by Parties. Each party to this Agreement shall, individually and not jointly, defend, protect, indemnify, and hold harmless each Indemnified Party from and against any and all claims, damages, liabilities, obligations, losses, deficiencies, penalties, judgments, costs, disbursements, and expenses of any kind or nature (including, without limitation, the reasonable fees and disbursements of counsel and amounts paid or agreed to be paid in settlement of any claim, action, suit, proceeding, or investigation) in any manner resulting from, arising out of, based upon, or related or attributable to (i) any breach or inaccuracy of any representation or warranty made by such party in this Agreement or any of the other Basic Documents or (ii) any breach or failure to perform any covenant, agreement, or obligation of such party contained in this Agreement or any of the other Basic Documents. This indemnification obligation shall survive the Closing, and shall apply notwithstanding any provision of this Agreement, the Partnership Agreement, or the Shareholders Agreement to the contrary.

     Section 10.3 Defense of Action. Any Indemnified Party seeking indemnification under this Article shall give the Indemnifying Party from whom such indemnification is sought prompt notice of any third-party claim, investigation, action, suit, or proceeding with respect to which such indemnification is sought. In the case of any such third-party claim, such Indemnified Party shall be entitled, at the sole expense and liability of the Indemnifying Party from whom indemnification is sought (the "Indemnifying Party"), to exercise full control of the defense, compromise or settlement of any third-party claim, investigation, action, suit or proceeding unless the Indemnifying Party within 10 Business Days after the giving of such notice by the Indemnified Party shall (i) deliver a written confirmation to such Indemnified Party that the indemnification provisions of this Article are applicable to such claim, investigation, action, suit, or proceeding and that the Indemnifying Party shall indemnify such Indemnified Party in respect of such claim, investigation, action, suit, or proceeding pursuant to the terms of Section 10.2, (ii) notify such Indemnified Party in writing of the Indemnifying Party's intention to assume the defense thereof, and (iii) retain legal counsel reasonably satisfactory to such Indemnified Party to conduct the defense of such claim, investigation, action, suit or proceeding. If the Indemnifying Party so assumes the defense of any such claim, investigation, action, suit, or proceeding in accordance herewith, then such Indemnified Party shall cooperate with the Indemnifying Party in any manner that the Indemnifying Party reasonably may request in connection with the defense, compromise, or settlement thereof. If the Indemnifying Party so assumes the defense of any such claim, investigation, action, suit, or proceeding, the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the reasonable fees and expenses of such counsel shall be the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) any relief other than the payment of money damages is sought against such Indemnified Party, or (iii) such Indemnified Party shall have been advised by its counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Indemnifying Party, and in any such case the reasonable fees and expenses of such separate counsel shall be borne by the Indemnifying Party. The Indemnifying Party shall not, without the written consent of such Indemnified Party, settle or compromise or consent to entry of any judgment with respect to any such claim, investigation, action, suit, or proceeding (i) in which any relief other than the payment of money damages is or may be sought against such Indemnified Party or (ii) that does not include as an unconditional term thereof the giving by the claimant, Person conducting such investigation, plaintiff, or petitioner to such Indemnified Party of a release from all liability with respect to such claim, investigation, action, suit, or proceeding (unless such claimant, Person, plaintiff, or petitioner is a governmental authority and refuses to grant such release).

              ARTICLE XI   MISCELLANEOUS PROVISIONS

     Section 11.1 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified, or supplemented only by written agreement of all of the parties at any time prior to the Closing Date with respect to any of the terms contained herein.

     Section 11.2 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any party to comply with any obligation, covenant, agreement, or condition herein may be waived by whichever of the other parties are entitled to the benefits thereof only by a written instrument signed by such parties, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition shall not operate as a waiver of, or an estoppel with respect to, any subsequent failure to comply with such obligation, covenant, agreement, or condition. Whenever this Agreement requires or permits consent by or on behalf of any party, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section.

     Section 11.3 Investigations; Survival of Representations and Warranties. Notwithstanding any investigations or inquiries made by any Person prior to the Closing or the waiver of any conditions, the representations, warranties, covenants, and agreements of the parties, shall survive the Closing and, notwithstanding the Closing, shall continue in full force and effect.

     Section 11.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight courier or facsimile transmission, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notice of a change of address shall be effective only upon receipt thereof):

     (a)  if to CT: to                   (b)  if to Ellerbe,to

          CT Cellular, Inc.                Ellerbe Telephone Company
          68 Cabarrus Avenue East          254 Second Street
          P. O. Box 227                    P. O. Box 220
          Concord, NC 28026-0277           Ellerbe, NC  28332
          Facsimile No.: 704-722-2558      Facsimile No.: 910-652-7700

          with a copy to:                  with a copy to:




          Facsimile No.                    Facsimile No.

          Attention:                       Attention:


          (b)  if to either Issuer, to

               Keith N. Stuckey
               President
               PMN, Inc.
               440 Knox Abbott Dr., Suite 430
               P. O. Box 1568
               Cayce, SC 29033

               with a copy to:

               McNair Law Firm, P.A.
               Post Office Box 11390
               Columbia, SC  29211
               Attention: M. John Bowen, Jr.
               Facsimile No. (803) 376-2277

     Section 11.5 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any party without the prior written consent of the other parties, nor is this Agreement intended to confer upon any Person except the parties hereto any rights or remedies hereunder.

     Section 11.6 Governing Law. This Agreement shall be governed by the laws of the State of South Carolina (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including, without limitation, matters of validity, construction, effect, performance, and remedies.

     Section 11.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 11.8 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. The use of any gender herein shall be deemed to be or include the other genders and the use of the singular herein shall be deemed to be or include the plural (and vice versa), wherever appropriate.

     Section 11.9 Entire Agreement. This Agreement, including the Exhibits and the documents, schedules, certificates, and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.

     Section 11.10 Severability. Any provision of this Agreement that is invalid, illegal, or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction.

             (SIGNATURES ARE ON THE FOLLOWING PAGE.)

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                         PMN, INC.

                         By:  /S/ JOHN M. BARNES
                         Its: Chairman


                         PALMETTO MOBILENET, L.P.

                         By: PMN, Inc., its general partner


                         By:  /s/ JOHN M. BARNES
                              John M. Barnes, Chairman


                         ELLERBE TELEPHONE COMPANY

                         By: /S/ DAN BENNETT
                              Dan Bennett, President


                         CT CELLULAR, INC.

                         By: /S/ MICHAEL R. COLTRANE

                         Its: President